                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as AMENDED


       Date of Report (Date of earliest event reported):  November 30, 1999
                                                          -----------------



                        CHEC ASSET RECEIVABLE CORPORATION
                ------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

Nevada                                  333-54027           75-277-0582
------                                  ---------           -----------
(State or Other                         (Commission         (IRS Employer
Jurisdiction of Incorporation)          File Number)        Identification No.)



                 2728 North Harwood Street, Dallas, Texas 75201
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 981-5045
                                                            -------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  OTHER EVENTS.

FILING OF COMPUTATIONAL MATERIALS.

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, CHEC Asset Receivable Corporation (the "Depositor") will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Centex Home Equity Loan Trust 1999-4, Centex Home Equity Loan Asset-Backed Certificates, Series 1999-4 (the "Certificates").

In connection with the offering of the Certificates of the Depositor, Solomon Smith Barney prepared certain materials (the "Computational Materials") some or all of which were distributed by Solomon Smith Barney and Banc of America Securities LLC (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1. The legend which Banc of America Securities LLC placed on the Computational Materials are attached hereto as Exhibit 99.2.

Also filed hereby is the consent of PricewaterhouseCoopers LLP, independent accountants, attached hereto as Exhibit 23.1.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.
                  -----------

                  23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.
                  99.1    Computational Materials.
                  99.2 Legend of Banc of America Securities LLC for Computational Materials.


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                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHEC ASSET RECEIVABLE CORPORATION


                                           By: /s/ Anthony H. Barone
                                              -------------------------------
                                              Name:   Anthony H. Barone
                                              Title:  President

Date: December 1, 1999



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

                                  EXHIBIT INDEX

                                                                                   Sequentially
Exhibit Number                Description                                          Numbered Page
--------------                -----------                                          -------------
     23.1                     Consent of PricewaterhouseCoopers LLP,
                              independent accountants.
     99.1                     Computational Materials.
     99.2                     Legend of Banc of America Securities LLC for
                              Computational Materials.